Exhibit 99.2
180 Connect, Inc.
2007 Long-Term Incentive Plan
(the “Plan”)
Restricted Stock Units Agreement
     This Restricted Stock Units Agreement (the “Agreement”) confirms the grant on ______ ___, 200___ (the “Grant Date”) by 180 CONNECT, INC., a Delaware corporation (the “Company”), to «First_Name» «Last_Name» (“Employee”), for the purposes set forth in Section 1 of the Plan, of Restricted Stock Units (the “RSUs”), as follows:

Number granted:	«Final_Approved_Grant» RSUs

RSUs vest:
	Vesting Date	Percentage

Settlement:	RSUs granted hereunder will be settled by delivery of one share of the Company’s Common Stock, par value $0.0001 per share (a “Share”), for each RSU being settled. Such settlement shall occur at or within 15 days after the Stated Vesting Date of each RSU as specified above, except settlement shall be deferred in certain cases if so elected by Employee in accordance with rules established by the Company and settlement may occur prior to the Stated Vesting Date as specified in Section 4 hereof:
     The RSUs are subject to the terms and conditions of the Plan and this Agreement, including the Terms and Conditions of Restricted Stock Units attached hereto. The number of RSUs and the kind of Shares deliverable in settlement of RSUs are subject to adjustment in accordance with Section 5 hereof and Section 15 of the Plan.
     Employee acknowledges and agrees that (i) the RSUs are nontransferable, except as provided in Section 3 hereof and Section 17 of the Plan, (ii) the RSUs, and certain amounts of gain realized upon settlement of the RSUs, are subject to forfeiture in the event Employee fails to meet applicable requirements relating to non-competition, confidentiality, non-solicitation of customers, suppliers, business associates, employees and service providers, non-disparagement and cooperation in litigation with respect to the Company and its subsidiaries and affiliates, and in the event of financial reporting misconduct in specified circumstances, as set forth in Section 7 hereof and Section 22 of the Plan, (iii) the RSUs are subject to forfeiture in the event of Employee’s termination of employment in certain circumstances, as provided in Section 4 hereof, (iv) sales of Shares delivered in settlement of the RSUs will be subject to the Company’s policies regulating securities trading by employees and the securities laws of the United States and (v) a copy of the Plan has previously been delivered to Employee or is available as specified in Section 1 below.

     IN WITNESS WHEREOF, 180 CONNECT, INC. has caused this Agreement to be executed by its officer thereunto duly authorized, and Employee has duly executed this Agreement, both parties intending to be legally bound hereby.

Employee	180 CONNECT, INC.

By:

«First_Name» «Last_Name»		[Name]
[Title]

TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS
     The following Terms and Conditions apply to the RSUs granted to Employee by 180 CONNECT, INC. (the “Company”), as specified on the preceding page. Certain terms of the RSUs, including the number of RSUs granted, vesting date(s) and settlement date, are set forth on the preceding pages.
     1. General. The RSUs are granted to Employee under the Company’s 2007 Long-Term Incentive Plan (the “Plan”), a copy of which is available for review, along with other documents relating to the Plan, on the Company’s intranet site. All of the terms, conditions and other provisions of the Plan are incorporated by reference herein. Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan. If there is any conflict between the provisions of this document and mandatory provisions of the Plan, the provisions of the Plan will govern. By accepting the grant of the RSUs, Employee agrees to be bound by all of the terms and provisions of the Plan (as presently in effect or later amended), the rules and regulations under the Plan adopted from time to time, and the decisions and determinations of the Company’s Compensation Committee (the “Committee”) made from time to time, provided that no such Plan amendment, rule or regulation or Committee decision or determination shall materially and adversely affect the rights of the Employee with respect to outstanding RSUs without Employee’s consent.
     2. Account for Employee. The Company shall maintain a bookkeeping account for Employee (the “Account”) reflecting the number of RSUs then credited to Employee hereunder as a result of such grant of RSUs.
     3. Nontransferability. Until RSUs become settleable in accordance with the terms of this Agreement, Employee may not transfer RSUs or any rights hereunder to any third party other than by will or the applicable laws of descent and distribution, except for transfers to a beneficiary or otherwise if and to the extent permitted under Section 17 of the Plan and subject to the conditions specified in Section 17 of the Plan and otherwise specified by the Company.
     4. Termination Provisions; Change in Control. The following provisions will govern the vesting and forfeiture of the RSUs in the event of Employee’s Termination of Employment (as defined below); provided that the Committee retains its powers to accelerate vesting or modify these terms subject to the consent of Employee in the case of a modification materially adverse to Employee:
     (a) Death or Disability. In the event of Employee’s Termination of Employment due to death or Disability (as defined below) all of the RSUs, to the extent then outstanding but not previously vested, will vest and become non-forfeitable immediately, and such RSUs, together with any then-outstanding RSUs that previously became vested and non-forfeitable, will be settled within 60 days thereafter if not previously settled.
     (b) Retirement. In the event of Employee’s Termination of Employment due to Retirement (as defined below), the RSUs, to the extent outstanding but not previously vested or otherwise forfeited, will continue to be outstanding and will be not be forfeited solely as a result of such Retirement. Until such RSUs become vested, they will remain subject to forfeiture if there occurs a Forfeiture Event as defined in Section 7 hereof. Such RSUs will be settled at or within 15 days after the earliest of the original settlement date as provide herein, the occurrence of death or Disability, or as provided under Section 4(d).

     (c) Termination by the Company or Termination Voluntarily by Employee. In the event of Employee’s Termination of Employment by the Company or by Employee voluntarily (other than a Retirement), the outstanding RSUs not vested at the date of termination will be forfeited (unless otherwise determined by the Committee in the case of a Termination by the Company not for Cause), and the portion of the then-outstanding RSUs that is vested and non-forfeitable at the date of Termination of Employment and not previously settled will be settled within 15 days after the earliest of the original settlement date as provided herein, the occurrence of death or Disability, or as provided under Section 4(d).
     (d) Change in Control. Upon a Change in Control, unless otherwise determined by the Company, all unvested RSUs will vest as of the closing date of the transaction. RSUs that are vested but not previously settled will be settled immediately upon the occurrence of the Change in Control, except that, in the case of any RSU that constitutes a deferral of compensation for purposes of Section 409A of the Internal Revenue Code, if the Change in Control does not constitute a change in control of the Company within the meaning of Treas. Reg. § 1.409A-3(i)(5), then such RSUs will be settled at the earliest date thereafter at which the RSUs otherwise would have been settled hereunder.
     (e) Certain Definitions. The following definitions apply for purposes of this Agreement:
     (i) “Cause” means, (A) Employee’s conviction of any criminal violation involving dishonesty, fraud or breach of trust or (B) Employee’s willful engagement in gross misconduct in the performance of Employee’s duties that materially injures the Company.
     (ii) “Disability” means a disability as defined under Treas. Reg. § 1.409A-3(i)(4), as determined by the Company based upon written evidence of such disability from a medical doctor in a form satisfactory to the Company.
     (iii) “Retirement” means Termination of Employment by either the Company or Employee either (A) at or after Employee has attained age 62 or (B) at or after Employee has attained age 60 with at least ten years of service to the Company, provided that a Termination by the Company for Cause shall not be deemed a Retirement. For this purpose, any period of service by Employee to a predecessor of the Company or to a company that has been acquired by the Company shall be counted toward years of service with the Company.
     (iv) “Termination of Employment” means the event by which Employee ceases to be employed by the Company or any subsidiary of the Company and, immediately thereafter, is not employed by or providing substantial services to any of the Company or a subsidiary of the Company. If Employee is granted a leave of absence for military or governmental service or other purposes approved by the Board, he or she shall be considered as continuing in the employ of the Company, or of a subsidiary of the Company, for the purpose of this subsection, while on such authorized leave of absence.
     5. Dividends Equivalents and Adjustments.
     (a) Dividend Equivalents. Dividend Equivalents payable on RSUs will be accrued (in cash, without interest) at the time that dividends are otherwise paid to owners of the Company common stock.
     (b) Adjustments. The number of RSUs credited to Employee’s Account and/or the property deliverable upon settlement of RSUs shall be appropriately adjusted (taking into account any Dividend Equivalents credited under Section 5(a)) in order to prevent dilution or enlargement of Employee’s rights with respect to RSUs in connection with, or to reflect any changes in the number and kind of outstanding Shares resulting from, any corporate transaction or event referred to in Section 15 of the Plan.
     (c) Risk of Forfeiture and Settlement of RSUs Resulting from Adjustments. RSUs (and other property deliverable in settlement of RSUs) which directly or indirectly result from the crediting of Dividend Equivalents under Section 5(a) or adjustments to RSUs under Section 5(b) shall be subject to the same risk of forfeiture as applies to the original granted RSU and will be settled at the same time as such original granted RSU.
     6. Deferral of Settlement. Settlement of any RSU will be deferred in certain cases if and to the extent so elected by Employee in accordance with rules established from time to time by the Committee. At any time that RSUs are treated as deferred compensation subject to Code Section 409A, settlement may not be accelerated in the discretion of the Company (except to the extent permitted under Treas. Reg. § 1.409A-3). Other provisions of this Agreement notwithstanding, under U.S. federal income tax laws and Treasury Regulations (and other applicable guidance) as presently in effect or hereafter implemented, (i) if the timing of any distribution in settlement of RSUs would result in Employee’s constructive receipt of income relating to the RSUs prior to such distribution, the date of distribution will be the earliest date after the specified date of distribution that distribution can be effected without resulting in such constructive receipt; and (ii) any rights of Employee or retained authority of the Company with respect to RSUs hereunder shall be automatically modified and limited to the extent necessary so that Employee will not be deemed to be in constructive receipt of income relating to the RSUs prior to the distribution and so that Employee shall not be subject to any penalty under Section 409A. Any elective deferral will be subject to such additional terms and conditions as the Committee may impose. Please note that, even if Employee elects to defer settlement or if Employee qualifies for Retirement, the Company is required to withhold from Employee Medicare taxes at the applicable minimum statutory rate at such time as the RSUs are no longer subject to a risk of forfeiture upon voluntary termination. Such withholding will be based upon the aggregate Fair Market Value of the Shares underlying the deferred RSUs at the applicable date and will be deducted from Employee’s salary in most cases in the payroll period that immediately follows the applicable tax date.
     7. Forfeiture Provisions. Notwithstanding anything contained in this Agreement to the contrary, if Employee engages in any activity inimical, contrary or harmful to the interests of the Company, including but not limited to: (a) competing, directly or indirectly (either as owner, employee or agent), with any of the businesses of the Company, (b) violating any Company policies, (c) soliciting any present or future employees or customers of the Company to terminate such employment or business relationship(s) with the Company, (d) disclosing or misusing any confidential information regarding the Company, or (e) participating in any activity not approved by the Board of Directors of the Company which could reasonably be foreseen as contributing to or resulting in a Change in Control of the Company (as defined in the Plan) (such activities to be collectively referred to as “wrongful conduct”), then (i) this Award, to the extent it remains restricted, shall terminate automatically on the date on which Employee first engaged in such wrongful conduct, (ii) if the misconduct occurred within six months of a Vesting Date, Employee shall pay to the Company in cash any financial gain realized from the vesting of the RSU, and (iii) if the misconduct occurred after the RSU has been deferred and prior to the deferred payment date, Employee shall forfeit the deferred RSU and this Award shall terminate automatically on the date on which Employee first engaged in such wrongful conduct. For purposes of this section, financial gain shall equal the fair market value of the Company common stock on the Vesting Date, multiplied by the number of RSUs actually distributed pursuant to this Award, reduced by any taxes paid in countries other than the United States which taxes are not otherwise eligible for refund from the taxing authorities. By accepting this RSU, Employee consents to and authorizes the Company to deduct from any amounts payable by the Company to Employee, any amounts Employee owes to the Company under this section. This right of set-off is in addition to any other remedies the Company may have against Employee for breach of this Agreement.
     8. Employee Representations and Warranties.
     (a) General. As a condition to the settlement of the RSUs, the Company may require Employee to make any representation or warranty to the Company as may be required under any applicable law or regulation, and to make a representation and warranty that no Forfeiture Event has occurred or is contemplated within the meaning of Section 7 hereof.

     (b) Consent Relating to Personal Data. By signing this Agreement, Employee voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section 8(b). Employee is not obliged to consent to such collection, use, processing and transfer of personal data. The Company and its subsidiaries hold, for the purpose of managing and administering the Plan, certain personal information about Employee, including Employee’s name, home address and telephone number, date of birth, social security number or other employee identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all RSUs and other equity awards or any other entitlement to Shares awarded, canceled, purchased, vested, unvested or outstanding in Employee’s favor (“Data”). The Company and/or its subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of Employee’s participation in the Plan and the Company and/or any of its subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located throughout the world, including the United States. Employee authorizes them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Employee’s participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on Employee’s behalf to a broker or other third party with whom Employee may elect to deposit any Shares acquired pursuant to the Plan. Employee may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Company.
     (c) RSUs Represent Extraordinary Compensation Item. Employee’s participation in the Plan is voluntary. The value of the RSUs is an extraordinary item of compensation. As such, the RSUs are not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. Rather, the awarding of the RSUs to Employee under the Plan represents a mere investment opportunity.
     (d) Consent to Electronic Delivery. EMPLOYEE HEREBY CONSENTS TO ELECTRONIC DELIVERY OF THE PLAN, ANY DISCLOSURE OR OTHER DOCUMENTS RELATED TO THE PLAN (COLLECTIVELY, THE “PLAN DOCUMENTS”). THE COMPANY WILL DELIVER THE PLAN DOCUMENTS ELECTRONICALLY TO EMPLOYEE BY E-MAIL, BY POSTING SUCH DOCUMENTS ON ITS INTRANET WEBSITE OR BY ANOTHER MODE OF ELECTRONIC DELIVERY AS DETERMINED BY THE COMPANY IN ITS SOLE DISCRETION. THE COMPANY WILL SEND TO EMPLOYEE AN E-MAIL ANNOUNCEMENT WHEN A NEW PLAN DOCUMENT IS AVAILABLE ELECTRONICALLY FOR EMPLOYEE’S REVIEW, DOWNLOAD OR PRINTING AND WILL PROVIDE INSTRUCTIONS ON WHERE THE PLAN DOCUMENT CAN BE FOUND. UNLESS OTHERWISE SPECIFIED IN WRITING BY THE COMPANY, EMPLOYEE WILL NOT INCUR ANY COSTS FOR RECEIVING THE PLAN DOCUMENTS ELECTRONICALLY THROUGH THE COMPANY’S COMPUTER NETWORK. EMPLOYEE WILL HAVE THE RIGHT TO RECEIVE PAPER COPIES OF ANY PLAN DOCUMENT BY SENDING A WRITTEN REQUEST FOR A PAPER COPY TO THE ADDRESS SPECIFIED IN SECTION 10(d) HEREOF. EMPLOYEE’S CONSENT TO ELECTRONIC DELIVERY OF THE PLAN DOCUMENTS WILL BE VALID AND REMAIN EFFECTIVE UNTIL THE EARLIER OF (I) THE TERMINATION OF EMPLOYEE’S PARTICIPATION IN THE PLAN AND (II) THE WITHDRAWAL OF EMPLOYEE’S CONSENT TO ELECTRONIC DELIVERY OF THE PLAN DOCUMENTS. THE COMPANY ACKNOWLEDGES AND AGREES THAT EMPLOYEE HAS THE RIGHT AT ANY TIME TO WITHDRAW HIS OR HER CONSENT TO ELECTRONIC DELIVERY OF THE PLAN DOCUMENTS BY SENDING A WRITTEN NOTICE OF WITHDRAWAL TO THE ADDRESS SPECIFIED IN SECTION 10(d) HEREOF. IF EMPLOYEE WITHDRAWS HIS OR HER CONSENT TO ELECTRONIC DELIVERY, THE COMPANY WILL RESUME SENDING PAPER COPIES OF THE PLAN DOCUMENTS WITHIN TEN (10) BUSINESS DAYS OF ITS RECEIPT OF THE WITHDRAWAL NOTICE. EMPLOYEE ACKNOWLEDGES THAT HE OR SHE IS ABLE TO ACCESS, VIEW AND RETAIN AN E-MAIL ANNOUNCEMENT INFORMING EMPLOYEE THAT THE PLAN DOCUMENTS ARE AVAILABLE

IN EITHER HTML, PDF OR SUCH OTHER FORMAT AS THE COMPANY DETERMINES IN ITS SOLE DISCRETION.
     9. Other Terms Relating to RSUs.
     (a) Fractional RSUs and Shares. The number of RSUs credited to Employee’s Account shall not include fractional RSUs, if any. The Company shall pay cash or other securities or other property in lieu of fractional RSUs, or may cancel, terminate or otherwise eliminate such fractional RSUs.
     (b) Mandatory Tax Withholding. Unless otherwise determined by the Committee, at the time of settlement the Company will withhold from any Shares deliverable in settlement of the RSUs, in accordance with Section 18 of the Plan, the number of Shares having a value approximately equal to the amount of income taxes, employment taxes or other withholding amounts required to be withheld under applicable local laws and regulations, and pay the amount of such withholding taxes in cash to the appropriate taxing authorities. The number of Shares withheld will be subject to rounding up or down to the nearest whole Share, with a view to ensuring that such Share withholding does not result in recognition of any additional accounting expense by the Company. Employee will be responsible for any taxes relating to the RSUs not satisfied by means of such mandatory withholding.
     (c) Statements. An individual statement of each Employee’s Account will be issued to each Employee at such times as may be determined by the Company. Such a statement shall reflect the number of RSUs credited to Employee’s Account, transactions therein during the period covered by the statement, and other information deemed relevant by the Committee. Such a statement may be combined with or include information regarding other plans and compensatory arrangements for employees. Any statement containing an error shall not, however, represent a binding obligation to the extent of such error.
     10. Miscellaneous.
     (a) Binding Agreement; Written Amendments. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties. This Agreement constitutes the entire agreement between the parties with respect to the RSUs, and supersedes any prior agreements or documents with respect thereto. No amendment or alteration of this Agreement which may impose any additional obligation upon the Company shall be valid unless expressed in a written instrument duly executed in the name of the Company.
     (b) No Promise of Employment. The RSUs and the granting thereof shall not constitute or be evidence of any agreement or understanding, express or implied, that Employee has a right to continue as an officer or employee of the Company for any period of time, or at any particular rate of compensation. Employee acknowledges and agrees that the Plan is discretionary in nature and limited in duration, and may be amended, cancelled, or terminated by the Company, in its sole discretion, at any time, provided, however that any outstanding RSUs shall not be materially and adversely affected. The grant of RSUs under the Plan is a one-time benefit and does not create any contractual or other right to receive a grant of RSUs or stock options or benefits in lieu of RSUs or stock options in the future. Future grants, if any, will be at the sole discretion of the Company, including, but not limited to, the timing of any grant, the number of RSUs and vesting provisions.
     (c) Unfunded Plan. Any provision for distribution in settlement of Employee’s Account hereunder shall be by means of bookkeeping entries on the books of the Company and shall not create in Employee any right to, or claim against any, specific assets of the Company, nor result in the creation of any trust or escrow account for Employee. With respect to Employee’s entitlement to any distribution hereunder, Employee shall be a general creditor of the Company.
     (d) Notices. Any notice to be given the Company under this Agreement shall be addressed to the Company at its principal place of business, attention: General Counsel, and any notice to the Employee shall be addressed to the Employee at Employee’s address as then appearing in the records of the Company.
     (e) Rights as a Stockholder. Employees shall have no rights as stockholders with respect to any RSUs until and unless ownership of such RSUs has been transferred to the employee.
     (f) Interpretations. Any dispute, disagreement or question which arises under, or as a result of, or in any way relates to the interpretation, construction, or application of the Plan or this Agreement will be determined and resolved by the Committee or its delegate. Such determination or resolution by the Committee or its delegate will be final, binding and conclusive for all purposes.
     (g) Severability. Whenever feasible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.